SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 10, 2002
Date of Report (Date of earliest event reported)

Income Growth Management, Inc.

(Exact name of registrant as specified in its charter.)

California (State or other jurisdiction of Incorporation)	0-18528 (Commission File Number)	33-0294177 (I.R.S. Employer Identification No.)

11230 Sorrento Valley Road, Suite 220, San Diego, California 92121
(Address of Principal Executive Offices)(Zip Code)

(858) 457-2750
(Registrant’s Telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
SIGNATURES

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(b)  The Registrant engaged the accounting firm of PKF, on December 10, 2002, as the principal accountant to audit the Registrant’s financial statements. Neither the Registrant nor anyone acting on its behalf has previously consulted PKF for any purpose.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Income Growth Partners, Ltd. X a California limited partnership

	By:	Its General Partner Income Growth Management, Inc. a California corporation

DATE: March 10, 2003	By:	/s/ DAVID W. MAURER

David W. Maurer, President